UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2026

NEXSCIENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-274532	92-2915192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification ID No.)

2029 Century Park East, Suite 400

Los Angeles, CA 90067

(Address of principal executive offices)

(City, State, Zip Code)

(310) 494-6620

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On November 2, 2026, the Company issued a press release announcing expanded customer engagements. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. It shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements, including statements regarding: the expected value, timing, performance and completion of the Purchase Order; the Company’s relationship with, and future business from, the Customer; the Company’s ability to scale its workforce, workflows, quality systems and platform; demand for AI data engineering services and the growth of the physical AI market; the Company’s competitive position and growth strategy; and the Company’s planned uplisting to a national securities exchange. You can identify these statements by the use of words such as "may," "will," "could,” “should,” “would,” “believes,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “potential,” and similar expressions. These statements are based on management's current expectations and beliefs and are not guarantees of future performance.

They involve known and unknown risks, uncertainties and other factors, many of which are beyond the Company’s control, that may cause actual results to differ materially from those expressed or implied, including:

•	the risk that the Customer delays, reduces, modifies or cancels any purchase orders or that revenue realized is less than the stated value;
•	the Company's dependence on a limited number of customers;
•	the Company's ability to recruit, train and retain qualified personnel and to deliver services that meet customer standards;
•	risks relating to the Company’s international operations, including in the Philippines and Singapore;
•	competition and rapid technological change in the AI industry;
•	the Company’s ability to obtain financing on acceptable terms;
•	the Company’s ability to satisfy the listing requirements of a national securities exchange; and
•	the other risks discussed in the Company's filings with the U.S. Securities and Exchange Commission, available at https://sec.gov.

The Company may be considered an issuer of "penny stock," and the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 may not be available to it. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. Except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 2, 2026 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSCIENT, INC.

Date: November 2, 2026	By:	/s/ Fred E. Tannous
Fred E. Tannous
President & Chief Executive Officer

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